EXHIBIT 99


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                            WFMBS MORTGAGE LOAN POOL
               20-YEAR THROUGH 30-YEAR 5/1 LIBOR INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2003-C
                            POOL PROFILE (1/03/2003)

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
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                                                  ----------------------------         ---------------------------------
                                                         5/1 POOL                                 TOLERANCE

                                                  ----------------------------         ---------------------------------
AGGREGATE PRINCIPAL BALANCE                                      $434,319,816                                (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                                            1-Jan-03                                       N/A
INTEREST RATE RANGE                                                   3.875-6                                       N/A
GROSS WAC                                                              5.257%                              (+ / - 5 bps)
WEIGHTED AVERAGE SERVICE FEE
                                                                     37.5 BPS

MASTER SERVICING FEE                                                      1.0 on Securitization only
WAM (in months)                                                           359                             (+/- 2 months)

WALTV                                                                     63%                              (maximum +3%)

CALIFORNIA PERCENT                                                        59%                              (maximum +3%)
SINGLE LARGEST ZIP CODE PERCENT                                            3%                             (maximum  +2%)

AVERAGE LOAN BALANCE                                                 $480,974                         (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE                                    $1,500,000                       (maximum $1,500,000)

CASH OUT REFINANCE PERCENT                                                14%                             (maximum  +3%)

PRIMARY RESIDENCE PERCENT                                                 98%                              (minimum -3%)

SINGLE FAMILY DETACHED PERCENT                                            91%                              (minimum -3%)

FULL DOCUMENTATION PERCENT                                                68%                              (minimum -3%)

WA FICO                                                                   731                               (minimum -5)

UNINSURED > 80% LTV PERCENT                                                0%                              (maximum +2%)

RELOCATION PERCENT                                                         7%                              (minimum -3%)

GROSS MARGIN                                                           2.250%                              (+ / - 5 bps)

GROSS LIFECAP                                                         10.257%                              (+ / - 5 bps)

WA MONTHS TO NEXT ROLL                                                     59                           (+ / - 2 months)

INTEREST ONLY PERCENT                                                      0%                             (maximum  +3%)


                       THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                          MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                              SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed  as approximate percentages of the Aggregate
      Principal Balance.

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
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                            WFMBS MORTGAGE LOAN POOL
               20-YEAR THROUGH 30-YEAR 5/1 LIBOR INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2003-C
                               PRICING INFORMATION
                            POOL PROFILE (1/03/2003)

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
COLLATERAL                                                All Mortgage Loans will Index off the One Year Libor.
                                                      None of the Mortgage Loans have a convertibility feature.
                              Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                                                 Each Mortgage Loan has a 5% Lifetime Rate Cap.


RATING AGENCIES                                                                              TBD by Wells Fargo

PASS THRU RATE                                                               Net WAC or Ratio Stripped/Variable

STRUCTURE                                                                  TO CONFORM TO WFMBS 2002-B or 2002-F
                                                                                          EXCEPT AS NOTED BELOW
                                                   (Call WF Structured Finance at the number below for details)
AAA STRUCTURE DUE DATE                                                                                10-Jan-03            10:00 AM

PRICING DATE                                                                                                TBD

SETTLEMENT DATE                                                                                       30-Jan-03

ASSUMED SUB LEVELS                                                                      Rating Agency            AGG Level
Levels and Rating Agencies for                                              AAA         Moody's/S&P               2.95%
2003-C to be determined by                                                   AA             S&P                   1.30%
Wells Fargo                                                                   A             S&P                   0.80%
                                                                            BBB             S&P                   0.45%
                                                                             BB             S&P                   0.30%
                                                                              B             S&P                   0.15%

                                                                            Note:  AAA Class will be rated by two rating agencies.
                                                                            AA through B Classes will be rated by one rating agency.

NOTE:  PLEASE NOTE THE FOLLOWING SPECIFICS OF THE 2003-C STRUCTURE:
1.0 BPS MASTER SERVICING FEE STRIP
CLASS A OPTIMAL AMT: CLASS A PP% OF NET LIQUIDATION PROCEEDS FOR A LIQUIDATED
LOAN CLASS A PP% SHIFT TEST FAILURE - LOOK BACK TO LAST DETERMINATION DATE FOR
CALC'D CLASS A PP%

* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
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WFMBS CONTACTS                                  Brad Davis (301) 846-8009
                                                Gretchen Markley (301) 846-8356
                                                Mike Miller (301) 815-6397



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                            WFASC DENOMINATION POLICY

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
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TYPE AND DESCRIPTION OF CERTIFICATES                                                     MINIMUM         PHYSICAL        BOOK ENTRY
                                                                                      DENOMINATION     CERTIFICATES     CERTIFICATES
                                                                                         (1)(4)
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
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex components
(subject to reasonable prepayment support)                                               $25,000          Allowed          Allowed

Companion classes for PAC, TAC, Scheduled Classes                                       $100,000          Allowed          Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit protection to
the Class A, Complex multi-component certificates                                       $100,000          Allowed          Allowed

Notional and Nominal Face IO                                                               (2)            Allowed          Allowed

Leveraged Inverse Floater IO                                                               (2)            Required       Not Allowed

Residual Certificates                                                                      (3)            Required       Not Allowed

All other types of Class A Certificates                                                    (5)               (5)             (5)


CLASS B (Investment Grade)                                                              $100,000          Allowed          Allowed

CLASS B (Non-Investment Grade)                                                          $250,000          Required       Not Allowed
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

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.